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                                                                    EXHIBIT 99.1
                                                                       [GRAPHIC]

NEWS RELEASE

CONTACTS:

Suiza Foods                                     Dean Foods
   Cory Olson                                      Barbara Klein
   (214) 303-3645                                  (847) 233-5263
   P.I. Aquino                                     William Luegers
   (214) 303-3437                                  (847) 233-5361

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                   SUIZA FOODS AND DEAN FOODS COMPLETE MERGER

          Combination Creates Dairy Processing and Distribution Leader Servicing Over 150,000 Customers Coast-to-Coast Via More Than 6,000 DSD Routes

         Merged Company Will Be Named Dean Foods Company (NYSE: DF) and
             Will Have Annual Revenues of Approximately $10 Billion


         DALLAS and FRANKLIN PARK, Ill., December 21, 2001 - Suiza Foods Corporation (NYSE: SZA) and Dean Foods Company (NYSE: DF) today completed their merger that was announced on April 5, 2001. The combined company, to be called Dean Foods, will have approximately $10 billion in annual revenues and will be the nation's leading processor and distributor of fresh milk and other dairy products and a leader in the specialty foods industry. With operations in 39 states, the combined company will have a total of 129 plants and will service more than 150,000 customers coast-to-coast via a direct-store-delivery system of more than 6,000 routes. Dean Foods will be headquartered in Dallas, and the combined company will trade as DF on the New York Stock Exchange effective Monday, December 24, 2001. The company's fiscal year end will be December 31.

         "We are extremely pleased to have completed the merger, and we will be intently focused on integrating the companies in 2002, bringing together our complementary operations quickly and delivering on the promise of this merger for our customers, shareholders and employees," said Gregg Engles, Dean Foods Chief Executive Officer. "We are committed to providing our customers with the best possible products and services, our shareholders with enhanced value and our employees with greater growth opportunities."


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         "The merger is an important step in our company's history," said Howard
Dean, Chairman of the Board of Dean Foods. "We are very excited about the prospects for the combined company, and I am grateful to all of the individuals who have helped make this combination a reality."

         Upon closing, legacy Dean Foods shareholders will receive $21.00 in cash and 0.429 shares of the new Dean Foods Company for each share owned.

         In connection with the merger, the company repurchased its 33.8% stake in Suiza Dairy Group that was owned by Dairy Farmers of America, Inc. (DFA) for approximately $145 million in cash, the ownership of 11 plants and a $40 million contingent note. As a result of this transaction, all of Dean Foods' dairy operations are now 100% owned by the company's shareholders.

         Simultaneously with the closing, the merged company replaced former credit facilities and closed and funded a new credit facility with borrowing capacity of up to $2.7 billion, approximately $1.9 billion of which was borrowed at closing. An $800 million revolver remained undrawn and will be used for general corporate purposes and future acquisitions.

         A conference call to discuss the merger and the new company's outlook for 2002 will be held at 10:00 a.m. EST on Thursday, January 10, 2002. Interested parties may listen to the live webcast by visiting the company website at www.deanfoods.com and clicking on "Webcasts."

ABOUT DEAN FOODS:

         Dean Foods Company is the nation's leading processor and distributor of fresh milk and other dairy products, and a leader in the specialty foods industry. The company produces a full line of company-branded and private label dairy products such as milk and milk-based beverages, ice cream, coffee creamers, half and half, whipping cream, whipped toppings, sour cream, cottage cheese, yogurt, dips, dressings and soy milk. The company is also a leading supplier of pickles and other specialty food products, juice, juice drinks and water, and has holdings in the consumer goods packaging industry. The company operates 129 plants in 39 U.S. states and 3 countries, and employs more than 30,000 people.

                       (Transaction Fact Sheet to follow)

                                      # # #

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[DEAN FOODS LOGO]

                             TRANSACTION FACT SHEET


                                              SUIZA                              DEAN                        COMBINED
                                              -----                              ----                        --------

Corporate Identity                   Suiza Foods Corporation              Dean Foods Company             DEAN FOODS COMPANY
Headquarters                               Dallas, TX                      Franklin Park, IL                 DALLAS, TX
Number of U.S. States                          31                                 24                             39
Number of Operations              81 domestic, 3 International       55 domestic; 1 International              129(1)
U.S. DSD Routes                               4,000                              2,200                         6,000+
Employees                                    18,000                             14,000                        30,000+
Officers                          Gregg Engles, Chairman & CEO      Howard M. Dean, Chairman & CEO     HOWARD DEAN, CHAIRMAN
                                                                                                         GREGG ENGLES, CEO
Fiscal Year End                            December 31                    Last Sunday of May                DECEMBER 31
Sales                                       $6,045M(2)                         $4,542M(2)                 APPROX. $10 B(1)
Diluted Shares Outstanding                    36.6M                              36.6M                         52.3M
Stock Exchange Listing                      NYSE: SZA                          NYSE: DF                       NYSE: DF

(1) Adjusted for divestiture of 11 facilities to National Dairy Holdings (NDH) as part of the transaction

(2) Last twelve months ended September 30, 2001 for Suiza and last twelve months ended November 25, 2001 for Dean

                               DEAN FOODS COMPANY

                  Divisions                                      Brands
                  ---------                                      ------
DAIRY GROUP                                    kidsmilk and fitmilk(R), Adohr Farms(R),
Branded and private label fresh, flavored,     Alta Dena(R), Barbe's(R), Barber's(R),
single serve and extended shelf life fluid     Bell/Gandy's(TM), Berkeley Farms(TM),
milk, organic milk, ice cream and novelties,   Brown's Dairy(TM), Broughton(R), Country
sour cream, cottage cheese, dips and yogurt,   Charm(R), Country Fresh(R), Creamland(TM),
half-and-half, coffee creamers, juice drinks   Dairy Gold(R), Dairy Ease(R), Dean's(R),
and bottled water                              Fieldcrest(R), Flav-O-Rich(R),
                                               Gandy's(TM), Garelick Farms(R), Lehigh
                                               Valley Farms(R), London's(R),
                                               Maplehurst(R), Mayfield(R), Meadow
                                               Gold(R), McArthur(R), Meadowbrook(TM),
                                               Milk Chug(R), Model Dairy(R), Oak
                                               Farms(R), Poudre Valley(R), Price's(TM),
                                               Purity(TM), Reiter(TM), Robinson(R),
                                               Schenkel's All Star Dairy(TM), Schepps(R),
                                               Shenandoah's Pride(R), Louis Trauth
                                               Dairy(R), T.G.Lee(R), Tuscan(R),
                                               Verifine(R), Wengert's(R) and West Lynn
                                               Creamery(R).  Licensed products include
                                               Borden(R), Land O'Lakes(R) and NesQuik(TM).
                  Divisions                                      Brands
                  ---------                                      ------
INTERNATIONAL AND PUERTO RICO                  Suiza Dairy(R) in Puerto Rico
Branded and value-added UHT milk               Celta(R) in Spain

MORNINGSTAR AND                                Dairy Pure(R), Dean Foods Ultra(R), Dean
NATIONAL REFRIGERATED PRODUCTS                 Dips, Dips for One(TM), Easy 2%(R),
Branded value-added and private label          IMO(R), International Delight(R),
extended shelf life flavored and single        Marie's(R), Mocha Mix(R), Naturally
serve milk, soymilk, lactose-free milk,        Yours(R), Rod's(R), Second Nature(R) and
sour cream, cottage cheese, dips, yogurt,      Sun Soy(R).  Licensed products include
egg substitute, half-and-half, coffee          Grip'n Go(R), Hershey's(R) and Folgers(R)
creamers, aerosol and pre-whip topping         Jakada(TM).

SPECIALTY FOODS GROUP                          Private label pickles and regional brands
Pickles, non-dairy coffee creamers,            including Arnold's(R), Atkins(R), Aunt
puddings and sauces                            Jane's(R), Bennetts(R), Cates(R), Dailey(R),
                                               Heifetz(R), Nalley's(TM), Paramount(R), Peter
                                               Piper's(R), Rainbo(R), Roddenbery's(R),
                                               Schwartz's(R) and Steinfeld's(TM).